AFL-CIO Housing Investment Trust

Competitive Returns While Building Communities

HIT AT A GLANCE

•	$6.2 billion investment grade fixed-income mutual fund

•	Specializes in the highest credit quality multifamily mortgage backed securities.

•	Over 30-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

•	100% union labor requirement for all on-site construction.

COMPETITIVE RETURNS WITH HIGHER INCOME AND LOWER CREDIT RISK

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For 2017, the HIT’s gross return of 3.58%, exceeded the Barclays Aggregate’s 3.54% by 4 basis points. For the 1-, 3-, 5-, and 10-year periods ending December 31, the HIT’s gross returns beat the benchmark.

•	The HIT’s higher yields and lower credit risk profile should continue to be attractive to fixed-income investors.

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With $422 million in construction-related investments in 19 projects during 2017, the HIT’s volume is larger than any year since 2010. Its affiliate Building America CDE invested $24.5 million in tax credits in three projects. The 22 projects have total development investment of $1.7 billion.

STRATEGY

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Investment in high credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

RISK COMPARISON

As of December 31, 2017

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	96.2%	71.2%
A & Below	0.1%	25.0%
Yield
Current Yield: 23 basis point advantage	3.20%	2.97%
Yield to Worst: 21 basis point advantage	2.87%	2.66%
Interest Rate Risk
Effective Duration	5.45	5.80
Convexity	0.07	0.10
Call Risk
Call Protected	75%	72%
Not Call Protected	25%	28%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.

•	Ongoing yield advantage positively contributes to its performance relative to the benchmark.

•	High credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles. Can complement riskier investments in diversified portfolios.

•	Better source of diversification than many other fixed-income investments due to concentration in multifamily securities (over 60% of portfolio) and lack of corporate bonds.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

ECONOMIC IMPACT OF INVESTMENTS* (1984-2017)

•	497 projects

•	$27.7 billion in total economic benefits

•	$10.9 billion in personal income including wages and benefits, with $5.4 billion for construction workers

•	163.8 million hours of on-site union construction work created

•	174,000 total jobs generated across communities

•	108,400 housing and healthcare units nationwide, with 67% affordable housing

•	$3.4 billion in tax revenues ($1.1 billion state/local and $2.3 billion federal)

PROJECT PROFILE:
LATHROP HOMES PHASE IA, Chicago, IL

•	$176 million first phase redevelopment of former 16-building Chicago Housing Authority Julia C. Lathrop public housing complex built in 1938

•	HIT purchase of $22 million FHA Risk-Share Participation Certificate from Illinois Housing Development Authority to finance 414 affordable units

•	Expected to generate approximately 1.6 million hours of union construction work

PROJECT PROFILE:
GREEN ON FOURTH, Minneapolis, MN

•	$56 million new construction of 243-unit two-building apartment development with 66 affordable units

•	HIT commitment to purchase $43 million Ginnie Mae construction loan certificates and a permanent loan certificate

•	Estimated to create approximately 505,000 hours of union construction work

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

*In 2016 dollars; estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model. Includes HIT’s affiliate Building America CDE’s projects since inception.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055

www.aflcio-hit.com	January 2018